Exhibit 99.1

C-COR Analyst Day

Executive Overview David Woodle

1 Analyst Day November 4, 2004

Safe Harbor

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company’s ability to develop new and enhanced products, the Company’s ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company’s products and services, and the Company’s ability to complete and integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

2 Analyst Day November 4, 2004

Today’s Topics

1. What are we doing to enable the transition of HFC networks into IP demand oriented networks?

2. What are we doing to assure the new IP multimedia services can meet subscriber expectations?

3. What is C-COR’s strategy to facilitate the move to on demand IP video?

4. Why do our OSS management solutions simplify, lower cost and improve integrity of the IP offerings?

3 Analyst Day November 4, 2004

Introduction to C-COR

Founded in 1953 Approximately 1,400 employees Traded on Nasdaq (1981) -CCBL

Home page at www.c-cor.net Global HQ: State College, PA Installed product base – over $3 Billion Over 100 software systems deployed

4 Analyst Day November 4, 2004

C-COR Vision

A world-class, growth-oriented leader in providing quality, global market-focused solutions which enable cost-effective, on-demand digital IP multimedia services over broadband communications networks.

5 Analyst Day November 4, 2004

Global Footprint

TORONTO, ONTARIO

CANADA

MONTREAL, QUEBEC

CANADA

STATE COLLEGE PA

(CORP HQ)

PLEASANTON CALIFORNIA

(BMS HQ)

LAKEWOOD COLORADO

(BNS HQ)

TIJUANA MEXICO

MEXICO

BAHAMAS

PUERTO RICO

CHILE

WALLINGFORD CT

(BCP HQ)

BRAZIL

ARGENTINA

Canada

USA

South America

ALMERE NETHERLANDS

NORWAY

SWEDEN

MAINZ GERMANY

KLAGENFURT

AUSTRIA

MOSCOW RUSSIA

POLAND

LONDON

UK

LOUVIERS FRANCE

LISBON PORTUGAL

MADRID SPAIN

SWITZERLAND

SLOVENIA

HUNGARY

SERBIA

BULGARIA

ROMANIA

Europe

Africa

Middle East

INDIA

U.A.E.

KUWAIT

ISRAEL

Asia

BEIJING CHINA

CHINA

SEOUL KOREA

TOKYO JAPAN

SHANGHAI

CHINA

CHONGQING

CHINA

TAIWAN

HONG KONG

PHILIPPINES

GUANGZHOU

CHINA

CHINA

VIETNAM

SINGAPORE

MALAYSIA

INDONESIA

Australia

MELBOURNE AUSTRALIA

NEW ZEALAND

C-COR

Key Channel Partners

Global Customers

FY04 Financial Summary

Total FY 04 Total FY 03 Change

Statement of Operations Data:

Net sales $240,918 $200,662 20%

Cost of sales 150,651 168,724

Gross margin % 37.5% 15.9%

Operating Expense

Selling and administrative 43,260 49,015

Research and product development 21,495 27,007

Amortization of other intangibles 2,394 1,961

Goodwill and other intangible asset impairment charge 0 46,051

Acquired in-process technology charge 900 800

Restructuring charges (272) 460

Total Operating Expenses 67,777 125,294 (46%)

Income (Loss) from operations 22,490 (93,356)

Income from operations % 9.3% (46.5%)

Interest and other (22,692) (784)

Income (Loss) before tax 45,182 (92,572)

Tax expense (benefit) 1,022 47,017

Net income (loss) $44,160 ($139,589)

EPS—Diluted $1.10 ($3.84)

Shares 40,223 36,384

Balance Sheet Data:

Cash and marketable securities $116,725 $22,611

Rewriting the Book on C-COR

Rewriting the Book on C-COR

Forward

(’53-’98)

Over 45 years of experience in Broadband Networks

Innovative Solutions through the decades

First cable powering

Cooling Fins

Integrated Circuits

First fiber optics products

Initial 1 GHz

Rewriting the Book on C-COR

Chapter 1 (‘98 – ‘03)

Defined and implemented four step plan for product diversification and global reach

FY98

4%

8%

88%

FY04

23%

31%

46%

Rewriting the Book on C-COR

Chapter 2 (2004)

Identified basic strategy to position C-COR for transition to IP services.

Obtained additional building blocks required for strategy.

RF Products

Optical Products

RF Products

Tech Services

Service Management S/W

Optical Products

RF Products

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

IP Video Processing

Content on Demand

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

Rewriting the Book on C-COR

Chapter 3 (2005 – 2010)

Task for our future will be to leverage our legacy with combination of new capabilities to satisfy emerging customer requirements and obtain shareholder return.

Balanced global customer base

Diverse service provider solutions

Comprehensive Broadband OSS

Global Expert Services

Optical Packet Transport

IP Video Processing

Future Broadband Multi-media Market

Broadband subscribers will require

On-Demand Pay as you use Integrated media Flexibility, value

Networks (infrastructure) and services (content) will be decoupled Optics will continue to move closer to the user in order to meet bandwidth demands Back office automation will be required Technology will be open, digital, IP based

Worldwide digital TV household forecast

(m)

350.0 300.0 250.0 200.0 150.0 100.0 50.0 0.0

2003 2004 2005 2006 2007 2008

CAGR 2003-2008: 27%

Western Europe Asia Pacific North America

Source: Strategy Analytics, 2004

14 Analyst Day November 4, 2004

The Consumer Is In Control

Network operators must embrace Plug and Play to achieve:

Acquisition through Promotion and Digital Advertising

Promote services: VOD, VoIP, HDTV, gaming, music, HSD

Targeted ads through database intelligence and telescoping to on-demand

Activation through Self- Provisioning

Devices in homes and businesses gain utility through rich connectivity with the cable system Service activation by subscribers and at major retailers Connect IP phones, cable ready HDTV’s, game players, music players, media centers, DVR’s, and more!

Retention through reliable Advanced Services

Highly dependable, widely available and fully functional performance Downloading content, multi-player games, HSD TV streaming and time-delay TV

Self care through bill views, service up-sell and rewards

15 Analyst Day November 4, 2004

Operator STRATEGIES C-COR NOW C-COR ADD ULTIMATE GOAL

1. LEVERAGE NETWORK INVESTMENTS

2. OPERATE NEW SERVICES WITH

LESS COS

3. ATTRACT/ RETAIN CUSTOMERS THROUGH SERVICE RELIABILITY

TRANSMISSION

TECH SERVICES

PACKET VIDEO

TRANSPORT/ PROCESSING

NETWORK SERVICE MANAGER

CAPACITY/ CONTENT

MANAGEMENT

MOBILE WORKFORCE

MANAGER

CUSTOMER SERVICE

FULFILLMENT

GLOBAL EXPERT

SERVICES

IP NETWORK

WITH ON-DEMAND

SERVICES PRODUCING

HIGHER MARGIN RETURNS

ROI

CONSUMER CPE OPEN STANDARDS

OUTAGE COST REDUCTION INCREASE SERVICE $PER SUB/MILE

Fundamental Strategy

86

Strategic Plan Actions

RF Products

Optical Products

RF Products

Tech Services

Service Management S/W

Optical Products

RF Products

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

IP Video Processing

Content on Demand

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

17 Analyst Day November 4, 2004

C-COR Strategic Direction

Leading the Profitable Transition to the IP Era . . .

The Internet and converged IP networks have forever altered our customer’s world and the consumer experience Service providers must deliver new, cost-effective services that improve people’s ability to work, communicate and be entertained (high-speed data, voice over IP, on-demand video and more) C-COR is simplifying the operators’ transition by providing interoperable, IP-based solutions that help put consumers in control by:

Enabling with Infrastructure for high integrity Facilitating with Global Expertise Simplifying with Innovative OSS

18 Analyst Day November 4, 2004

Enable

… with quality infrastructure products for service integrity.

19 Analyst Day November 4, 2004

Optimized National/Regional Transport

HFC

VoIP Gateway

PSTN

Router R

ISP

R

GE

Centralized VOD server

NPVR Storage

HFC

VOD

NPVR Storage

FE

GE

Hot Video Cache & Ad insertion

VOD

HFC

CMTS

Edge QAM

EQ

Shared HFC

Metro Ethernet Services

HFC

Peer to Peer

VOD

MPS

MPS

MPS

MPS

MPS

MPS

MPS

VOD

20 Analyst Day November 4, 2004

Facilitate

… by applying influential global expertise.

21 Analyst Day November 4, 2004

Global Expertise

Design

Integration

Assurance

Drafting Walkout

Engineering consultation Strand digitizing Data archiving

HE consolidation Design, install Activate, certify Document, train

Service launch

Operational outsourcing Ingress management Outside Plant

22 Analyst Day November 4, 2004

Simplify

… with innovative interoperable automation tools for sophisticated OSS.

23 Analyst Day November 4, 2004

Cable OSS Overview

Content

Distribution Management

Asset Management

Customer

Billing

Service Activation

Workforce

Dispatch/Management

Support/Tools

Network

Health/Status

Capacity Management

24 Analyst Day November 4, 2004

Digital IP Multimedia On-Demand Capability Growth Plan

2004

RF Products

Optical Products

RF Products

Tech Services

Service Management S/W

Optical Products

RF Products

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

IP Video Processing

Content on Demand

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

25 Analyst Day November 4, 2004

C-COR 2010

Balanced global customer base

Comprehensive Broadband OSS

Global Expert Services

Optical Packet Transport

IP Video Processing

Diverse service provider solutions

26 Analyst Day November 4, 2004

Today’s Topics

1. What are we doing to enable the transition of HFC networks into IP demand oriented networks?

2. What are we doing to assure the new IP multimedia services can meet subscriber expectations?

3. What is C-COR’s strategy to facilitate the move to on demand IP video?

4. Why do our OSS management solutions simplify, lower cost and improve integrity of the IP offerings?

27 Analyst Day November 4, 2004

A Company In Motion
EXPLORE WITH C-COR

Solution Sets

Business Units	IP Infrastructure	IP Service Assurance	Demand Delivery	OSS Solutions
Communications Products				
- HFC equipment	X			
- Optical Transport	X			
- Business Services	X			
Network Services				
- Design	X		X	
- Network Integration	X		X	
- Assurance		X		
- Maintenance & Operation		X		X
- Fulfillment				X
Advanced Solutions				
- On Demand Systems			X	
- Ad Insertion			X	
- On Demand Manager			X	
- Network Service Manager		X		
- Mobile Workforce Manager				X
- Service Fulfillment				X
- Assurance Manager		X		

28 Analyst Day November 4, 2004

C-COR

C-COR Summary

Global leader

Ongoing innovation

Visionary products

Strong customer relationships

Core competency in IP on-demand

Early entry to OSS software solutions

Dedicated to open standards

HD, IP and On-demand services are future drivers for investment and contributions

C-COR Analyst Day

Next Generation Architectures

Ken Wright

30 Analyst Day November 4, 2004

Topics Of Discussion

Today’s Broadband Networks

Content Delivery Network

Management Network

Next Generation Networks

Content Delivery Network

Management Network

31 Analyst Day November 4, 2004

Today’s Broadband Network

National Backbone

Internet

PSTN

Regional Headend

Headend

Hub

Access Network

MDU

32 Analyst Day November 4, 2004

Today’s Broadband Networks

Evolved Through Sequential Deployments Of New Service Offerings (HSD, Dig TV, VOD, VoIP, …)

Content Network

HFC Access Segment Adaptable & Powerful Continuing Business For C-COR ($3B installed base, -> Extensions, Segmentation, Maintenance)

Separate Transport Networks For Each Service

Separate Network Resources

33 Analyst Day November 4, 2004

A Company In Motion
EXPLORE WITH C-COR

Today's Broadband Network


Regional Headend
Headend
Hub
Analog Broadcast
A/D Conv
D/A, Upconvs
Digital Broadcast
MPEG Mux
Upconvs
High Speed Data
Servers, etc
CMTS
QAMs
VOD / Content OD
VOD Servers
QAMs
VoIP
Soft Switch, etc
CMTS
QAMs
UpStream Demods

Multiple "Stovepipe" Transport Networks

34 Analyst Day November 4, 2004

C-COR

Today’s Broadband Networks

Evolved Through Sequential Deployments Of New Service Offerings (HSD, Dig TV, VOD, VoIP, …)

Content Network

HFC Access Segment Adaptable & Powerful Continuing Business For C-COR ($3B inst base = Extensions, Segmentation, Maintenance)

Separate Transport Networks For Each Service

Separate Network Resources

Management Network (OSS)

Point Solutions & “Home Grown” Tools

Ongoing In-House System Integration Projects

35 Analyst Day November 4, 2004

A Company In Motion
EXPLORE WITH C-COR

Today's Broadband Network


Regional Headend
Headend
Hub
Analog Broadcast
Digital Broadcast
High Speed Data
VOD / Content OD
VoIP
A/D Conv
MPEG Mux
Servers, etc
VOD Servers
Soft Switch, etc
D/A, Upconvs
Upconvs
CMTS
QAMs
QAMs
CMTS
QAMs
UpStream Demods
Multiple "Stovepipe" Transport Networks
Sequentially Deployed Point Solutions & Home-Grown Tools
Billing
Standby Power EM
CMTS Mgmnt
HSD Svc Activation
Data Net Mgmnt
CM Ping/Poll
VoIP Provision
CTB Ping
. . .

36 Analyst Day November 4, 2004

C-COR

Next Generation Networks

Convergence Of “Stovepipes”

Packet Transport Of Multiple Services

Shared Network Resources

Results In:

Greater Bandwidth Utilization Efficiency

Introducing Future Services Is Easier, Quicker, Cheaper – Transport & Access Are Nailed Down, Plug In Applications

HFC Remains As Significant Access Piece (& Business For C-COR)

Content & Transport Platforms Support Other Access Networks (FTTx, DSL, …)

37 Analyst Day November 4, 2004

Analog Broadcast

Digital Broadcast

High Speed Data

VOD / Content OD

VoIP

Games/Interactive

Next Generation Network

Regional Headend

A/D Conv

MPEG Mux

Servers, etc

VOD Servers

Soft Switch, etc

App Servers

Digital Transport

Headend

Hub

D/A, Upconvs

Upconvs

Shared

Edge QAMs

U/S Demods

Switch

CMTS

Converged

Packet Transport

38 Analyst Day November 4, 2004

Next Generation Networks

Next Gen Management Networks

Moves From Point Solutions & “Home Grown” Tools To Modular, Interoperable Suite Of Applications

Moves From Element Management/Monitoring Mindset To Real-Time Management Of Services, Resources & Bandwidth

Moves From “Would Be Nice” To “Mission Critical”

New Services Drive Revenue AND Complexity

Consumers Expect: Dynamic Offerings, Reliability

Eliminates Ongoing In-House Integration Projects

Development Costs Shared Across Market

39 Analyst Day November 4, 2004

National Backbone

Internet

PSTN

Analog Broadcast Digital Broadcast High Speed Data VOD / Content OD VoIP

Games/Interactive

Regional Headend

Headend

Access

Hub

Digital Transport

Converged

Packet Transport

CMTS

Edge QAMs

U/S Demods

NIU/CPE

Content Distrib

Content Mgmnt

Session Mgmnt

Net Resource Mgmnt

Bandwidth Utilization Management

Transport QoS

KDC (VoIP Fraud/Theft Prevention)

Policy Management

Service Activation, Workflow, Self-Provisioning (HSD, VoIP, Games, Vid Svcs, …)

Mobile Workforce Management

Network/Service Management

Billing

40 Analyst Day November 4, 2004

The Bottom Line

The installed HFC is a viable Access Network going forward (and a healthy revenue stream for C-COR).

The competitive environment is driving, and the upgraded networks are enabling, Operators to offer an expanding array of services and content.

This expanded array, coupled with the inertia to standards-based solutions (such as IP Video) is driving an evolution of the delivery network.

The divergence of service offerings and increasing consumer sophistication is producing increasing network complexity and delivery demands, such that:

Outsourced expertise is becoming essential.

Management systems are becoming mission-critical, and silo solutions and home-grown tools are being rendered obsolete.

41 Analyst Day November 4, 2004

The Bottom Line

C-COR, through it’s growth and acquisitions, has the diversity of products and expertise to lead the way to converged packet-based delivery of multiple services on demand, supported by a full suite of interoperable back-office solutions and best-in-class technical services.

42 Analyst Day November 4, 2004

C-COR Analyst Day

IP Transport Infrastructures

John Caezza

1. What are we doing to enable the transition HFC networks into IP demand oriented networks?

Leveraging our $3B installed base

Capitalizing on our global expertise for Broadband Network design, install and activation.

Migrating networks to packet based transport using our MPS and PLEXiS product lines.

Creating interoperable solutions both at the network infrastructure and network operations level

Yesterday

Networks evolved to support “Choice”

The initial driver was BW for additional programming

HSD was the next

We’re now involved in extensions to support VoD and VoIP

Infrastructures, management, monitoring evolved at different paces with different capabilities

$3 Billion installed C-COR infrastructure (> $10 Billion total global base)

Initially built as a residential broadcast medium

Now needs to support commercial and residential Interactive Broadband services

Gaming

Video

Data

Voice

Line

HS Internet

Analog Video

Digital Video

VoD

Life

Commercial

Residential

Different infrastructures, provisioning, Mgmt., Monitoring, Back office, etc.

Increased network complexity, CapEx, OpEx, workforce, deployment timelines

Decreased ROI

The ‘Fat’ Pipe(s)

Today

The key to the Consumer will be “Control”

We need to enable the ability to watch shows versus networks

We need ability to ‘stop’, ‘pause’, ‘restart’

Television will ‘feel’ more like the internet

C-COR will take advantage of technology through it’s experience and proven innovation to enable this “Control”

MSO’s Growing Bandwidth Needs

VoD HSD VoIP

Nature of Traffic Unidirectional Bidirectional & Bidirectional &

Asymmetric Symmetric

High Availability Desirable Desirable Critical

Transport Protocol Ethernet Ethernet Ethernet

5

10

15

20

25

30

VoIP

HSD

VoD

10%

20%

30%

VoD Usage

HSD Penetration

35%

45%

55%

5%

10%

15%

VoIP Penetration

2004

2006

2005

Assumptions:

200,000 homes per Ring

6 Hubs per Ring

67% Basic Subs

20%, 30%, 40% Digital Subs

Typical Ring Capacity (Gbps)

C-COR exploits technology through its video and software expertise and proven innovation to provide integrated IP delivery platforms

Enable

*Facilitate* *Simplify*

Video

Data

Voice

Line

HS Internet

Analog

Digital

VoD

Gaming

Digital Video

Commercial

Residential

Common Infrastructure, Provisioning, Mgmt, Monitoring

Decreased network complexity, CapEx, OpEx, workforce, maintenance, deployment timeline

Life

Improved Consumer Experience

Increased ROI, Efficiency

The ‘Smart’ Pipe

Global Expertise

Enable

*Facilitate* *Simplify*

HE consolidation

Design, install

Activate, certify

Document, train

Integration

Assessment

Drafting

Walkout

Engineering consultation

Strand digitizing

Data archiving

Design

Installation services

Service launch

Operational outsourcing

Ingress management

Node certification

Document, train

Assurance

A Company In Motion
EXPLORE WITH C-COR
The 'Smart' Pipe
Content
VoIP
Data
Nat. Video
Nat. Ad Insertion
National
nCube
ISA
DPI
Content
VoIP
Internet
Data
Video
Video Conferencing
Regional Ad Insertion
Regional
MPS
PLEXiS
Content
VoIP
Local Video
Gaming
VoD
Data
Internet
Video Conferencing
Local Ad Insertion
Local
PLEXiS
CHP
Commercial
Residential
Interoperable Solutions
•Standards Based
•Common Management
•Common Monitoring
•Common Control

Integrated National/Regional Transport

Dual ‘Protected’ 10Gig

Edge QAM

Centralized VOD server

GE

NPVR Storage

VoIP Gateway

R

ISP

PSTN

Router

MPS

MPS

MPS

MPS

MPS

MPS

MPS

Metro Ethernet Services

Cache & Ad insertion

Hot Video Cache & Ad insertion

HFC

VOD

HFC

Peer to Peer

Shared HFC

HFC

Converged Services Optical Transport (Glimpse into an Integration Approach)

Voice And Data

Broadcast Video

VoD

Backbone

MPS

DV6000

PLEXiS

Back Haul Traffic (Data, Voice)

Downstream (Video, Data, Voice)

Dmux

DWDM Mux

Common Software Management Plane (NMS)

Enable *Facilitate* *Simplify*

Converged Services Optical Transport (Glimpse into an Integration Approach)

Backbone

Voice And Data

Broadcast Video

VoD

MPS

DV6000

PLEXiS

Back Haul Traffic (Data, Voice)

Downstream (Video, Data, Voice)

Dmux

DWDM DMux

Integrated Regional/Local Transport

Dual ‘Protected’ 10Gig

10Gig DWDM/CWDM

Master

Headend

Hub 1

Hub 3

1 GHz Nodes

1 GHz Amplifiers

FTTMax

CPE

Plexis MFX DWDM GigE Transport

EQ

Shared HFC

EQ

Shared HFC

Shared HFC

EQ

Hub 2

Metro Ethernet

Business Services

IP Centric Networks – From Metro to CPE

To Backbone

Headend

Server

Switch

Router

DWDM Transport

VoIP Gateway

Metro Core Transport (DWDM GigE)

DWDM Transport

Hub

Video Edge Equip., CMTS

GigE Switch (10/100/1000) CWDM (PE)

CWDM

CPE

Node

RF

DWDM GigE Metro Network

Access Network (RF & CWDM-GigE)

Common Control Plane for Network Element Monitoring, Provisioning and Quality

A Company In Motion
EXPLORE WITH C-COR

Integrated IP Transport Solution


Enable
Facilitate
Simplify
ULTRA
LONG-HAUL
(> 1000 km)
Integrated
Management
Suite
Regional
Regional DWDM infrastructure
Metro
Metro DWDM IP Network
(VoD, HSD, VoIP)
Ethernet
Customer premise
(Business Services)
CWDM L2 Ethernet
(Data + Voice T1)

Gig-E Over DWDM

44 lambdas with 1G, 2.5G and 10G Capability, Now !!

Open Architecture, Standards Based Interfaces

SONET/SDH Compatible

SNMP Based EMS Capability

Carrier Grade Platform

C-COR’s DWDM Transport

The Most Flexible, Scalable and Cost Effective

Optical Gigabit Ethernet Transport Platform

Increased Profitability for MSOs

Operational Benefits

Accelerated ROI

SNMP Based Element Management System Allowing Full Monitoring Capability, From Wavelength to Ethernet Level Management and Provisioning

Provisioning, Monitoring and Management

Network Layout

EMS

RMON

Ethernet Usage

BW Provisioning

Enable *Facilitate* *Simplify*

National/Regional Transport

MPS demo

Regional/Local Transport

Residential Services — VoD

PLEXiS demo

Regional/Local Transport

Commercial Services – Data

PLEXiS (FTTMax) demo

1. What are we doing to enable the transition HFC networks into IP demand oriented networks?

Leveraging our $3B installed base

Capitalizing on our global expertise for Broadband Network design, install and activation.

Migrating networks to packet based transport using our MPS and PLEXiS product lines.

Creating interoperable solutions both at the network infrastructure and network operations level

C-COR Analyst Day

Service Assurance

David Levitan

64 Analyst Day November 4, 2004

What Are We Doing To Assure The New IP Multimedia Services Can Meet Subscriber Expectations?

65 Analyst Day November 4, 2004

Agenda

IP Service Environment

HSD

VoIP

Service Launch Requirements

ISM Service Assurance Software Platform

Network Assurance Service Offering

Demonstration

66 Analyst Day November 4, 2004

IP Services Key to Cable Future

‘Voice-over-IP, I think, would probably be our number-one agenda item for this year.’ –

Mike LaJoie, Time Warner Cable

Cox Adds VoIP Markets

Cable Faces Converged Services Opportunity

BellSouth Adds 134K DSL Subs

“We think (voice) could be a very significant growth engine in 2006 and beyond.” Steve Burke, Comcast, October 28, 2004

Powell: IP Video Coming On Strong

67 Analyst Day November 4, 2004

High Speed Data: Huge Business, Great Cash Flow

DSL Other Canada Bright House Adelphia Cablevision Charter Cox Time Warner Comcast

25 20 15 10 5

0

Source: Cable DataComm News, September 2004

68 Analyst Day November 4, 2004

Source: Company Reports (SEC Filings, Press Releases)

Net Subscriber Additions (k)

1200 1000 800 600 400 200 0

2Q02 4Q02 2Q03 4Q03 2Q04

80% 70% 60% 50% 40% 30% 20% 10% 0%

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04

Cable

DSL

DSL Momentum – Cable Response?

MSOs Driving Advanced Services Bundles

Differentiation

Retention

69 Analyst Day November 4, 2004

North America Cable VoIP Forecast

Subscribers (k)

14,000 12,000 10,000 8,000 6,000 4,000 2,000 0

2003 2004 2005 2006 2007 2008

40% 35% 30% 25% 20% 15% 10% 5% 0%

Penetration Rate, % of HSD

VoIP subscribers (k) Penetration

Source: Kinetics Research, September 2004

70 Analyst Day November 4, 2004

Top MSO VoIP Service Priorities

2004: 3 Initial Markets

2005: 95% VoIP Ready

2004: Launch in All 31 Divisions

14 Markets Launched; 2 VoIP

1.1 Million Voice Customers

Focus on Driving HSD Growth; VoIP Trial

3 markets / 1 million homes; 2005 expansion

OptimumVoice: 9/04 -140,000 subs

71 Analyst Day November 4, 2004

Key VoIP Network Requirements

Network Qualification and Readiness

Minor Data Service Degradation Can Severely Affect Voice Service

VoIP is first service requiring realtime streaming IP delivery

Utilization and Traffic Management

Cost, Performance and Growth

Access Network Quality of Service

Effective Competition with IP and LEC Providers

Performance Monitoring Tools

Access Network Reliability, Call Quality, Service Availability

72 Analyst Day November 4, 2004

Assurance Suite Supports IP Services

BROADBAND MANAGEMENT SOLUTIONS

FULFILLMENT

ASSURANCE

WORKFORCE

CUSTOMER

SERVICE LIFECYCLE MANAGEMENT

73 Analyst Day November 4, 2004

Integrated Services Management Product Suite

Assurance

Network Service Manager

Access Service Assure

Network Optimizer

X-Ray Service Analyzer

Bandwidth Usage Reporter

Over 6 million cable modems / voice MTAs 11 countries 10 time zones

Monitoring

74 Analyst Day November 4, 2004 Service Assurance Product Line

Integrated Services Management Product Suite

Assurance

Network Service Manager

Access Service Assure

Network Optimizer

X-Ray Service Analyzer

Bandwidth Usage Reporter

Proactive Service Management Reports Faults, Recommends Actions Optimize Performance and Capacity Troubleshoots Individual Subs Reports Individual Utilization

75 Analyst Day November 4, 2004 Service Assurance Product Line

Common Assurance Platform Architecture

3rd Party Applications

Applications

Platform

Controller

SDK

Poller

Poller

Poller

CMTS

CMTS

CMTS

CMTS

CMTS

CMTS

CM

MTA

STB

CM

MTA

STB

CM

MTA

STB

DOCSIS Network

76 Analyst Day November

ISM Suite Simplifies Service Assurance

Combines massive data from all DOCSIS devices

Degraded Modem Hours

Slows Down Web Access and Email

QoS Sensitive Applications Fail (Voice, Streaming)

Severely Degraded Modem Hours

Most Applications Fail

Network Performance Improvement!

77 Analyst Day November 4, 2004

A Company In Motion
EXPLORE WITH C-COR

ISM VoIP Service Assure Solution

- HFC Infrastructure Qualification
  - Pre-Launch and Post-Install Network Verification
  - Usable by Operator and Field Techs
- Network Element Monitoring: Call Completion, Quality, Capacity
- Troubleshooting Support
- Telephony Standards Based: PacketCable, SIP, ITU-T G.107, Erlang-b

78 Analyst Day November 4, 2004
C-COR

Potential Network Impediments to VoIP & Real Time IP Services

Forward

C/N CTB CSO Ingress MER BER

Micro reflections Group Delay Level Equalization

Reverse

C/N C/I MER BER CPD Group Delay Latency Level Equalization

C-COR ISM continuously monitors items in RED

79 Analyst Day November 4, 2004

Traditional Field Solution:

Ingress Suppression and Repair

Isolation of impairments difficult

Manual correlation of HE/hub and limited field data

Labor intensive – visit majority of plant

‘Node Lockdown’ even better, with more plant visits

Testing yields snapshot at single point in time Drop plant and in-home issues difficult to identify No immediate or post project plant health check

80 Analyst Day November 4, 2004

Vision & Guiding Principles

Only a small percentage of the HFC is in trouble

Every DOCSIS device (modem / voice MTA) is a constantly monitored ‘canary’

Logs HFC performance

Identifies degraded segments

Collecting + processing CPE & CMTS data against smart thresholds alerts us to trouble as we work

Overall DOCSIS Network Availability reported for:

Real-Time (VoIP) & Best Effort (HSD) Services

81 Analyst Day November 4, 2004

Network Assurance Service:

High Level Methodology

Identify groups of subs & individuals by level of ‘pain’

Use ISM Tools to Identify Plant Issues, Drop/In-home Issues

Prioritized, Targeted Field Work

Perform Certification on

Entire plant using Network Availability

Troubled portions of plant using Traditional methods & documentation

82 Analyst Day November 4, 2004

Network Assurance Project Phases

Ø1: Assessment & Report

Ø2: Field Work

Launch Ready

Ø3: Monitor and Maintain

Install Tools Data Collection Field Measurement /Correlation Report

Findings Health Check

Prioritized Work Plan

Field Work in Targeted Areas Results Validation Real-Time IP Readiness Report

LAUNCH

Remote Monitoring and Analysis Service Outsourced Maintenance and Problem Resolution

ISM Permanent Install Employee Training On-Going Maintenance Program

83 Analyst Day November 4, 2004

Potential Impact – Large System

Traditional Approach

Ingress suppression and sweep

~6 month field work Visit 100% of plant

No on-going monitoring tools 5000 plant miles $4.5—$5.5 million + any necessary construction

Targeted HFC –IP Approach

Diagnostic tools and targeted field work

Phase 1: 4 wks, <10% cost Scalable field work based on phase 1 results On-going performance monitoring deployed

Estimate >$2 million savings (thru Phase II Field Work)

84 Analyst Day November 4, 2004

LifeCycle VoIP Service Offerings

Subscriber Fulfillment

Outsourced Maintenance

Network Optimization

Monitoring

Network Preparation

Network Qualification

Installation

Planning

85 Analyst Day November 4, 2004

What Are We Doing To Assure The New IP Multimedia Services Can Meet Subscriber Expectations?

IP Services Critical To MSO Future

C-COR Software And Service Solutions Key To VoIP Success

ISM Assurance Suite Enables Performance And Utilization Monitoring, Reporting And Tuning Network Assurance Service Leverages ISM And Skilled Workforce

Simplified, Faster VoIP Launch Preparation Richer Function, Lower Cost Solution Optimize Post-Launch Network Performance

On-going Preventative and Demand Maintenance Programs Provide Resources To Outsource Subscriber Fulfillment Activities

86 Analyst Day November 4, 2004

DEMONSTRATION

87 Analyst Day November 4, 2004

C-COR Analyst Day

Mike Pohl President & CEO

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Today’s Topics

1. How do we transition HFC networks into IP demand oriented networks?

2. What are we doing to assure the new IP multimedia services can meet subscriber expectations?

3. How will C-COR help lead the move to On Demand IP video?

4. What do our OSS management solutions provide in order to lower cost and improve integrity of the IP offerings?

89 Analyst Day November 4, 2004

nCUBE

A Critical Addition to C-COR

Worldwide leader in managing and administering open and interoperable hardware and software solutions for On Demand media and digital advertising

Meeting the full range of operator requirements in 20+ nations to date, including some of the world’s largest On Demand video implementations

Positioned with leading IP streaming solutions today

www.ncube.com nCUBE Corporation Proprietary & Confidential

OSS Solutions

Simplifies increasingly complex delivery of advanced services with open architecture and interoperable software built for maximum flexibility

Combined 60+ years experience in the broadband marketplace

Replaces silos with comprehensive, scalable software and hardware solutions that provide maximum visibility into content, workforce and infrastructure

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Comprehensive and Interoperable OSS Managing the Stack

Physical Layer

HFC

Network Layer

IP/GigE, QAM, STB

Service Layer

On Demand, HDTV, VoIP, HSD, ITV

Infrastructure Investment Phase

$84.5B Invested*

Software

Silicon

Optics

*1996 – 2003, Kagan 2003

ROI Phase

Revenue growth

Churn reduction

www.ncube.com

nCUBE Corporation Proprietary & Confidential

OSS Spending Predictions

Yankee Group forecast for worldwide cable OSS

expenditures

$1.55B in 2003

$1.64B in 2004 (+6%)

$1.81B in 2005 (+10%)

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Highlights

On Demand and Digital Advertising Solutions

10 years experience

Earliest On Demand trials in 1994

Acquired SkyConnect in 1999

On Demand Footprint

80+ cable and telco/IP markets worldwide

3+ million digital cable subscribers in North America

20+ hospitality markets

Digital Advertising Insertion Footprint

95+ cable markets

17,000+ cable TV channels in aggregate

800+ all digital cable channels

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Total On Demand Cable Revenue

Source: 2004 Kagan Research, LLC

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

(Bil.)

$0.25

$0.40

$0.81

$1.11

$3.35

$1.54

$2.08

$2.71

Year

2003 2004 2005 2006 2007 2008 2009 2010

Adult VOD SVOD VOD Movie / TV

www.ncube.com

nCUBE Corporation Proprietary & Confidential

On Demand HH Projections

Year

0.0

10.0

20.0

30.0

40.0

50.0

(mil.)

12.6

19.8

23.9

28.0

33.4

39.2

44.2

48.5

Source: 2004 Kagan Research, LLC

2003 2004 2005 2006 2007 2008 2009 2010

Year

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Content is King

More On Demand Content Than Ever Before

Movies, Free VOD and SVOD are current market drivers

Over 2,500 hours of content has been made available

Future drivers: ad models, cable networks, HDVOD, network PVR

“Our goal is to make available 20K hours of On Demand programming in the next few years. If you bet on one thing, it is that choice sells.” -Steve Burke, Comcast

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Recent On Demand Usage

nCUBE On Demand Trends

Average over 12 sessions per customers per month

85% of all sessions are SVOD and FVOD

Systems usage Range: 100 sessions to millions per

month.

Comcast Trends

50 million sales of On Demand content last month alone

Increasing demand for HDTV (Company Earnings, 10/4)

Cablevision Revenue

VOD / SVOD Revenue is $5.10 per digital subscriber per month,

up 30% from the prior year period’s of $3.91 (Company Earnings, 8/04)

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Products

nCUBE Solutions

VOD

Advertising Solutions

Integration:

On-Demand Hardware & Software

Digital & Analog Insertion

Professional Services

www.ncube.com

nCUBE Corporation Proprietary & Confidential

System Integration: On Demand and Advertising

On Demand Solutions

E2E solution for TV Guide / Motorola & Scientific-Atlanta

Charter, Adelphia, Mediacom, Bresnan, Bright House

Value-added solution for Time Warner Cable ISA

Asset, bandwidth and operations management

Value-added solution for Telcos

Telefónica, Kingston

Ad Insertion Solutions

Digital into Analog; Digital into Digital; GigE-DPI

Comcast, Charter, Adelphia, TWC, Mediacom, Insight

AI and On Demand Reliability

Unix-based platforms, including Sun & HP

VOD server uses commodity components

Java-based applications utilizing Oracle databases

Lowest Cost of Operations

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nABLE CMS National management

nABLE HQ

Market-wide & management

nABLE RT

Co-located server management

nABLE On Demand Management Software

Asset Management

Business Management

Session and Resource Management

Technical Operations Monitoring

MSO HQ

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Maximum Interoperability

nCUBE's Modular, Open Architecture


RENTRAK corporation
everstream
Reporting
MIDSTREAM TECHNOLOGIES
kasenna
Arroyo Video Solutions
BROADBUS
Video Servers
CSG SYSTEMS
DST INNOVIS
CONVERGYS
Billing System
Bandwidth Mgmt.
Session Mgmt.
nABLE RT
Video Server
MPEG-2 &
MPEG-4
n4x
Scientific Atlanta
MOTOROLA
Set-top Box
TVN
IMAKE
N2broadband
Asset Distribution System
Ops Mgmt.
File Mgmt.
Asset Mgmt.
nABLE HQ
On Demand Application
nODA
TV GUIDE INTERACTIVE
digeo
moxi
opentv
Applications
nCUBE

www.ncube.com
nCUBE Corporation Proprietary & Confidential

nABLE Management Software

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Video Server

Continuous Evolution of Base Hardware

n4x = 200 Streams/MediaHUB, or 750 Mbps/HUB

n4xR2 = 240 Streams/MediaHUB, or 900 Mbps/HUB

n4xR3 = 480 Streams/MediaHUB, or 1,800 Mbps/HUB

IP video over GigE for cable and telco

System Scalability Through Hypercube Technology

Ability to incorporate memory cache in the existing platform

Easy-to-understand cost per stream

n4xR2

n4xR3 – Sept. 04

n5 – Aug. 05

1 GigE/Hub

2 GigE/Hub

6 GigE/Hub

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Scalability

Only vendor with competitor (CCUR / SEAC) replacement experience

No disruption to live operation

Experience in replacing both distributed and centralized

architectures

Only vendor to have deployed >5,000 stream servers

nCUBE SEAC CCUR Brand X

Number of >5,000 stream single servers deployed 8 0 0 0

Location Server Streams Deployment [Upgrade]

TWC Memphis n4 (DVB-ASI) 6,100 Summer 2002 [Q4 2003]

TWC Staten Island n4x (DVB-ASI & GigE) 5,400 Q3 2002 [Q1 2004]

TWC San Diego n4x (DVB-ASI) 5,120 Q3 2003 (replaced CCUR)

TWC Manhattan & Queens n4x3 (GigE) 2 x 48,000 Planned Q4 2004

Adelphia Los Angeles n4x2/3 (GigE) 8,000; 10,700; 6,500 Q2 2004 (replaced CCUR)

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Ad Insertion Evolution

Sustaining revenue in transition to all digital

Comcast, TWC, Adelphia, Adlink

80% market share

Supports both digital & analog from a single server

Digital simulcast and HD DPI

Centralized GigE DPI

SkyVision software content management and status

monitoring

Analog into Analog

Digital into Analog

Digital into Digital

VOD / ITV Advertising

Time

Replaced Deployed Next Wave Market Trials

www.ncube.com

nCUBE Corporation Proprietary & Confidential

On Demand – Advertising Convergence Underway

Reach

Relevancy

Interactivity

Ads On Demand

Addressable Advertising

Direct Response

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Major Customers

www.ncube.com

nCUBE Corporation Proprietary & Confidential

nCUBE Strengths

System Integration

Only three vendors have deployed On Demand end-to-end

nCUBE, SEAC & CCUR

Only nCUBE and SEAC have deployed Ad Insertion

Only nCUBE has replaced CCUR and SEAC for both VOD & AI

Interoperability & Modularity

MSOs want interoperability: NGNA (MSO Next generation video initiative),

Comcast Initiative, TWC ISA (TWC, VOD operations layer)

nCUBE is the only experienced vendor to provide an open back office architecture

Only nCUBE’s nABLE is entirely based on web services

nABLE is deployed today in Telco and Cable with IP streaming servers

Scalability

MSOs are investing in scalability

Only nCUBE has a large scale On Demand server architecture that has proven sustainable

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Product Demonstration

www.ncube.com

nCUBE Corporation Proprietary & Confidential

New Software Business Uniquely Positioned

Customer

Product Audience

Distribution & Assets

Management Domain

BSP Staff

Ad Mgr.

On Demand Manager

Activation Manager

Network Service Manager

Mobile Workforce Manager

Fulfillment & Customer Care

Health, Status Capacity, Dispatch Support

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Video

Data

Voice

Line

HS Internet

DIG

VOD

Gaming

Digital Video

Commercial

Residential

Common Infrastructure, Provisioning, Mgmt, Monitoring

Decreased network complexity, CapEx, OpEx, workforce,

maintenance, deployment timeline

Life

Improved Consumer Experience

Increased ROI, Efficiency

The ‘Smart’ Pipe

C-COR exploits technology through its video

expertise and proven innovation to provide

integrated IP delivery platforms

Improve ROI

Enable Facilitate Simplify

www.ncube.com

nCUBE Corporation Proprietary & Confidential

OSS Solutions

Simplifies increasingly complex delivery of advanced services with open architecture and interoperable software built for maximum flexibility

Combined 60+ years experience in the broadband marketplace

Replaces silos with comprehensive, scalable software and hardware solutions that provide maximum visibility into content, workforce and infrastructure

www.ncube.com

nCUBE Corporation Proprietary & Confidential

Questions

www.ncube.com

nCUBE Corporation Proprietary & Confidential

C-COR Analyst Day

OSS Management Solutions

Doug Engerman

115 Analyst Day November 4, 2004

Why do our OSS management solutions simplify, lower cost and improve integrity of the IP service offerings?

116 Analyst Day November 4, 2004

Provide “best-of class” Operations Support Systems that enable our customers to provide next-generation, on-demand broadband services, efficiently, securely & profitably

117 Analyst Day November 4, 2004

THEN…

Residential

Set-top Box

Residence / Small Business

Cable Modem MTA Set-Top Box Wireless gateways

CSR

e-Mail

Web

Billing

CRM

Service Catalog

Inventory

Add/Remove Service

Billing Inquiries

Change Address

Product Inquiry

Payment

Service Requests

Field Service Mgmt

Inventory Mgmt

Trouble Mgmt

Capacity Mgmt

Policy Mgmt

Network Mgmt

NOW…

118 Analyst Day November 4, 2004

IP services require higher levels of availability & quality

Availability/Quality Requirement

Residential High-Speed Data

Commercial High-Speed Data

High-Speed Data

Second Line Voice

PSTN Equivalent Voice

Voice

Video on Demand

Multimedia Video

Video

Advance IP Services

119 Analyst Day November 4, 2004

The ISM Advantage

Enable new revenue opportunities

Our OSS solutions automate key business process workflows for the easy creation and control of subscriber services (residential & business)

Our OSS solutions allow our customers to differentiate themselves through the creation of personalized on-demand service bundles

Our OSS solutions support the efficient migration to NG subscriber services with applications that are open and interoperable with legacy environments

120 Analyst Day November 4, 2004

The ISM Advantage

Enable our customers to be more competitive

Our OSS solutions reduce operating costs

Automation of labor intensive workflows

Reductions in customer service calls & truck rolls

Reduced revenue loss

Fewer and shorter service impacting events

Bandwidth & capacity management

Insuring the best utilization of network resources

Our OSS solutions improve the subscriber experience

Faster & more reliable service activations

Subscriber self service

Proactively identify and isolate service problems across the entire service delivery infrastructure

Reduced customer churn

121 Analyst Day November 4, 2004

Content

Distribution Management

Asset Management

Customer

Billing & Customer Care

Service Activation

Network

Health/Status

Capacity Management

Workforce

Dispatch/Management

Support/Tools

OSS Management Domains

122 Analyst Day November 4, 2004

Content

Network

Customer

Workforce

OSS Component Offerings

Asset & content distribution and management. Digital Advertising

HSD & On Demand Capacity Management

HFC Resources

IP Services Activation

Mobile Workforce

123 Analyst Day November 4, 2004

Content

Network

Customer

Workforce

Comprehensive OSS Solutions

ISM Ad Manager & ISM On-Demand Manager

ISM Network Service Manager

ISM Service Activation Manager

ISM Mobile Workforce Manager

ASSURANCE

FULFILLMENT

WORKFORCE

CONTENT

124 Analyst Day November 4, 2004

Comprehensive Broadband OSS

Having a solution to manage services…

…and associated resources

Content

Resources

Network

Mobile Workforce

Service Fulfillment

IP- Based Multimedia Services

Consumer

Service Assurance

Voice

Video

Data

125 Analyst Day November 4, 2004

Comprehensive Broadband OSS

Having a solution to manage services…

…and associated resources

is critical.

Mobile Workforce Manager

Service Activation Manager

Network Service Manager

Advertising Manager

On Demand Manager

Integrated Services Consumer Management

126 Analyst Day November 4, 2004

Fulfillment

Service Activation Manager

Service Provisioning Manager

Key Distribution Center

Service Installation Manager

Policy Service Manager

Assurance

Network Service Manager

Access Service Assure

Network Optimizer

X-Ray Service Analyzer

Bandwidth Usage Reporter

Mobile Workforce Manager

127 Analyst Day November 4, 2004

Integrated Services Management suite

Comprehensive OSS product portfolio

Service Fulfillment Products

Enables the secure activation of all IP-based services

Provides a dynamic service creation environment

Service Assurance Products

Manages the performance and integrity of services across the entire delivery infrastructure

Workforce Management Products

Provides real-time management of all field staff, customer premise-based activities and infrastructure repair.

128 Analyst Day November 4, 2004

Why Customers Choose C-COR for OSS Solutions

Proven solution provider in broadband OSS space

100+ software deployments world-wide

Solutions built for broadband

Breadth of domain skills: digital, RF & 50 years of expertise

System integration capability

Synergies with other C-COR products & services

Committed to enabling broadband operators to deliver digital services to subscribers:

Any service, Anytime, Anyplace, Any device

129 Analyst Day November 4, 2004

Why do our OSS management solutions simplify, lower costs and improve integrity of the IP service offerings?

Automate key business process workflows

Easily create on-demand service bundles

Proactively identify & isolate service impacting events

Consolidate end-to-end service management views

Open and interoperable applications reduce TCO

Compatible with legacy systems supports ease of migration to NG systems

Leveraging our 50 years of experience

130 Analyst Day November 4, 2004

OSS Management Solutions

Solution Scenarios

131 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

132 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

ISM Service Activation Manager

133 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

ISM Service Activation Manager

134 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

ISM Service Activation Manager

ISM Network Service Manager

135 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

Roger experiences a slowdown of his high speed internet service.

Roger phones the service provider and the customer support personnel begin trouble diagnostics on Roger’s cable modem

ISM Service Activation Manager

ISM Network Service Manager

136 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

Roger experiences slowdown of his high speed internet service

Roger phones the service provider and the customer support personnel begin trouble diagnostics on Roger’s cable modem

ISM Service Activation Manager

ISM Network Service Manager

ISM X-Ray Service Analyzer

137 Analyst Day November 4, 2004

Roger Smith is using a basic internet service & he watches an advertisement for a premium high speed internet service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

Roger experiences a slowdown of his high speed internet service

Roger phones the service provider and the customer support personnel begin trouble diagnostics on Roger’s cable modem

ISM Network Service Manager detects a problem in an edge QAM device

NSM creates a trouble ticket

NSM interoperates with Mobile Workforce Manager and passes the electronic trouble ticket for management of the service impacting event

Best qualified and closest technician is wirelessly dispatched to physical location of QAM device and resolves the problem

ISM Service Activation Manager

ISM Network Service Manager

ISM X-Ray Service Analyzer

138 Analyst Day November 4, 2004

Roger Smith is using a basic internet high speed service & he watches an advertisement for a premium High Speed Internet Service offering

Roger phones his service provider and orders the premium high speed data service package

CSR securely activates the upgraded data service for Roger in real-time

CSR up sells the IP Telephony service to Roger and activates his telephony features

Roger begins using the premium high speed data service

Service provider monitors the entire HFC network to proactively determine the integrity and status of the high speed data service and all other services (digital and analog) that are being delivered to Roger and other subscribers

Roger experiences a slowdown of his high speed internet service

Roger phones the service provider and the customer support personnel begin trouble diagnostics on Roger’s cable modem

ISM Network Service Manager detects a problem in an edge QAM device

NSM creates a trouble ticket

NSM interoperates with Mobile Workforce Manager and passes the electronic trouble ticket for management of the service impacting event

Best qualified and closest technician is wirelessly dispatched to physical location of QAM device and resolves the problem

ISM Service Activation Manager

ISM Network Service Manager

ISM X-Ray Service Analyzer

ISM Mobile Workforce Manager

139 Analyst Day November 4, 2004

Roger orders an interactive gaming package from his service provider

Roger wants to play interactive games with his friend Dave

On demand, a higher QoS priority and bandwidth is allocated for Roger

140 Analyst Day November 4, 2004

Roger orders an interactive gaming package from his service provider

Roger wants to play interactive games with his friend Dave

On demand, a higher QoS priority and bandwidth is allocated for Roger

ISM Policy Service Manager

141 Analyst Day November 4, 2004